10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund:
Core Bond Fund
Security:
DISCOVER CARD
Advisor:
EIMCO
Transaction Date:
1/26/2010
Cost:
"259,000.00 "
Offering Purchase:
0.0345%
Broker :
BAS
Underwriting Syndicate Members:
Wells Fargo
Deutsche Bank
Barclays

Fund:
Core Bond Fund
Security:
VLO
Advisor:
EIMCO
Transaction Date:
2/3/2010
Cost:
"20,000.00 "
Offering Purchase:
0.0050%
Broker :
JP Morgan
Underwriting Syndicate Members:
Wells Fargo
Bofa Merrill

Fund:
Core Bond Fund
Security:
CMCSA 5.15
Advisor:
EIMCO
Transaction Date:
1/7/2010
Cost:
"50,000.00 "
Offering Purchase:
0.0036%
Broker :
RBS
Underwriting Syndicate Members:
Wells Fargo
JP Morgan
Merrill Lynch


Fund:
Core Bond Fund
Security:
CMCSA 6.4
Advisor:
EIMCO
Transaction Date:
2/24/2010
Cost:
"35,000.00 "
Offering Purchase:
0.0035%
Broker :
Deutsche Bank
Underwriting Syndicate Members:
Wells Fargo
Barclays
Merrill Lynch

Fund:
Core Bond Fund
Security:
WPZ 6.3
Advisor:
EIMCO
Transaction Date:
2/2/2010
Cost:
"45,000.00 "
Offering Purchase:
0.0036%
Broker :
Barclays
Underwriting Syndicate Members:
Wells Fargo
Citi

Fund:
Core Bond Fund
Security:
WPZ 3.8
Advisor:
EIMCO
Transaction Date:
2/2/2010
Cost:
"35,000.00 "
Offering Purchase:
0.0047%
Broker :
Citi
Underwriting Syndicate Members:
Wells Fargo
Barclays


Fund:
Core Bond Fund
Security:
ADOBE 4.75
Advisor:
EIMCO
Transaction Date:
1/25/2010
Cost:
"45,000.00 "
Offering Purchase:
0.0050%
Broker :
Bofa Merrill
Underwriting Syndicate Members:
Wells Fargo
Citi

Fund:
Core Bond Fund
Security:
BARCLAYS
Advisor:
EIMCO
Transaction Date:
1/5/2010
Cost:
"1,320,000.00 "
Offering Purchase:
0.0440%
Broker :
Barclays
Underwriting Syndicate Members:
Barclays Capital
Wells Fargo
Credit Suisse

Fund:
Core Bond Fund
Security:
ICI
Advisor:
EIMCO
Transaction Date:
3/4/2010
Cost:
"295,000.00 "
Offering Purchase:
0.0590%
Broker :
Citi
Underwriting Syndicate Members:
Wells Fargo
BAS
Barclays

Fund:
Core Bond Fund
Security:
JPM 3.7 01/15
Advisor:
EIMCO
Transaction Date:
3/18/2010
Cost:
"580,000.00 "
Offering Purchase:
0.0211%
Broker :
JP Morgan Securities
Underwriting Syndicate Members:

Keybanc Capital Markets
Loop Capital Markets
Wells Fargo & Co

Fund:
Core Bond Fund
Security:
JPM 4.95 03/20
Advisor:
EIMCO
Transaction Date:
3/18/2010
Cost:
"695,000.00 "
Offering Purchase:
0.0463%
Broker :
JP Morgan Securities
Underwriting Syndicate Members:

Keybanc Capital Markets
Loop Capital Markets
Wells Fargo & Co

Fund:
Core Bond Fund
Security:
WMT 04/40 5 5/8
Advisor:
EIMCO
Transaction Date:
3/24/2010
Cost:
"1,145,000.00 "
Offering Purchase:
0.9160%
Broker :
Goldman Sachs
Underwriting Syndicate Members:
Wells Fargo & Co
Citigrpoup Global Markets
Goldman Sachs & Co
HSBC Securities

Fund:
Core Bond Fund
Security:
ROCKIE 5 5/8
Advisor:
EIMCO
Transaction Date:
3/17/2010
Cost:
"840,000.00 "
Offering Purchase:
0.1120%
Broker :
JP Morgan Securities
Underwriting Syndicate Members:
Bank of America Merill Lynch
JP Morgan Securities
Morgan Stanley
Wells Fargo & Co

Fund:
Core Bond Fund
Security:
ROCKIE 3.9 04/15
Advisor:
EIMCO
Transaction Date:
3/17/2010
Cost:
"700,000.00 "
Offering Purchase:
0.1556%
Broker :
JP Morgan Securities
Underwriting Syndicate Members:
Bank of America Merill Lynch
JP Morgan Securities
Morgan Stanley
Wells Fargo & Co

Fund:
Core Bond Fund
Security:
Hartford Financial
Advisor:
EIMCO
Transaction Date:
3/18/2010
Cost:
"700,000.00 "
Offering Purchase:
0.1556%
Broker :
JP Morgan Securities
Underwriting Syndicate Members:
CitiGroup Global Markets
Credit Suisse
Goldman Sachs